Summary Prospectus Supplement

and Prospectus Supplement

Guaranteed Withdrawal Benefit for Life and

Guaranteed Minimum Death Benefit Offer

This supplement describes an offer we are making to you in connection with your Accumulator® variable annuity contract guaranteed benefits. If you accept this offer and you do not want to remain invested in your Accumulator® variable annuity contract, we also offer you the opportunity to exchange your contract for another annuity contract issued by us.

This supplement contains important information that you should know before accepting this offer or taking any other action under your contract. You are not required to accept this offer or take any action under your contract. If you do not accept this offer, your contract and the guaranteed benefits you previously elected will continue unchanged.

You should carefully read the Summary in conjunction with the Supplement that follows before making your decision regarding this offer. This offer asks you to give up valuable guaranteed benefits in return for additional cash in your contract. Reading the summary alone is no substitute for reading the entire document.

Inside

Summary Prospectus Supplement	1

Prospectus Supplement	3

Appendix I
Guaranteed Benefits and Standard Death Benefit Information	13

Appendix II
Exchange Offer Program	17

AXA Equitable Life Insurance Company

Supplement dated November 1, 2013 to prospectuses for:

• Accumulator®

• Accumulator® Elite

• Accumulator® Plus

• Accumulator® Select

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

Summary Prospectus Supplement

You are receiving this offer because, at the time you purchased your contract, you elected a guaranteed withdrawal benefit for life (“GWBL”). For a limited time, we are offering to increase your contract’s account value in return for terminating your GWBL and your applicable guaranteed minimum death benefit (“GMDB”).

When you purchased your contract you made a determination that the GWBL and GMDB were important to you based on your personal circumstances at that time. When considering this offer, you should consider whether you no longer need or want the GWBL and GMDB, given your personal circumstances today and your future needs.

The offer and acceptance letter included with this supplement indicates the amount of our offer to you as of the date specified in the letter. The offer amount will change each business day because of the factors that we use to determine our reserve for these types of benefits change.

For a current offer amount, you can login to your account by visiting www.axa-equitable.com. Additional information about this offer is available at www.axa-equitable.com/withdrawalbenefit. If you have any questions about this offer or would like a copy of the current Prospectus for your contract, contact your financial professional or call us directly at 1-866-638-0550.

Offer Amount

For a current offer amount, you can login to your account by visiting www.axa-equitable.com. Additional information about this offer is available at www.axa-equitable.com/withdrawalbenefit.

If you accept the offer:

•	The amount we add to your contract’s account value will be determined and added on the business day we receive your acceptance in good order. The amount will be allocated according to your current investment allocation instructions on file with us.

•	Your GWBL and GMDB would terminate, and your contract’s account value would be increased.

•	Upon termination of your guaranteed benefits, you would no longer pay the annual charges for the guaranteed benefits, and a withdrawal charge will not apply to any withdrawal or exchange made no later than 30 days after the expiration date shown in your offer letter.

—

The guaranteed benefits cannot be reinstated. In considering the factors above, and any other factors you believe relevant, you may wish to consult with your beneficiaries, and your financial professional or other advisor.

Accepting the Offer To accept this offer, you may login to your account at www.axa-equitable.com. You may also accept this offer by completing the acceptance form included with this supplement. Or you may fax the acceptance form to us at 1-816-701-4960.	—

Your financial professional may receive payments that may provide an incentive in recommending whether or not you should accept this offer. For example, AXA Equitable, or its distributor, pays contribution-based compensation to the selling broker-dealer.

—

You may choose to remain invested in your contract, or if you do not want to remain invested in your contract without the guaranteed benefits, you may:

(i) terminate your contract and receive the account value plus the amount we add to your contract; (ii) transfer a portion of your contract’s account value to another investment product; or (iii) exchange your contract for another annuity contract issued by an insurance company of your choice; or (iv) exchange your contract for a Structured Capital Strategies® Series C or Series ADV variable and index-linked deferred annuity contract, or an Investment Edge Select or Series ADV variable annuity contract issued by us (together the “New Contracts”). We provide more information on these products later in this supplement. You can also contact your financial professional for more information.

The offer to exchange your contract is distinct from our offer to increase your contract account value in return for terminating your GWBL and GMDB, as applicable. You can accept our offer to increase your account value and reject our offer to exchange your contract. However, our offer to exchange your contract is not available unless you accept our offer to increase your account value in return for terminating your benefits.

To accept this offer, you may login to your account at www.axa-equitable.com. You may also accept this offer by completing the acceptance form included with this supplement. Please complete, sign and date the acceptance form and return it to us at the following address:

AXA Equitable Life Insurance Company Retirement Services Solution 500 Plaza Drive, 6th Floor Secaucus, NJ 07094

Or you may fax the acceptance form to us at 1-816-701-4960.

.

Prospectus Supplement

Guaranteed Withdrawal Benefit for Life and Guaranteed Minimum Death

Benefit Offer

This supplement describes an offer we are making to you in connection with your Accumulator® variable annuity contract guaranteed benefits. If you accept this offer and you do not want to remain invested in your Accumulator® variable annuity contract, we also offer you the opportunity to exchange your contract for another annuity contract issued by us.

This supplement contains important information that you should know before accepting this offer or taking any other action under your contract. You are not required to accept this offer or take any action under your contract. If you do not accept this offer, your contract and the guaranteed benefits you previously elected will continue unchanged. You should carefully read this supplement in conjunction with your Prospectus before making your decision regarding this offer. For a current offer amount, you can login to your account by visiting www.axa-equitable.com. Additional information about this offer is available at www.axa-equitable.com/offer. If you have any questions about this offer or would like a copy of the current Prospectus for your contract, contact your financial professional or call us directly at 1-866-638-0550.

Why am I receiving this offer?

You are receiving this offer because, at the time you purchased your contract, you elected the Guaranteed Withdrawal Benefit for Life (“GWBL”). In addition, at the time you purchased your contract, you elected either the GWBL Standard death benefit or the GWBL Enhanced death benefit (collectively, the “Guaranteed minimum death benefits” or “GMDBs”). Collectively, we refer to the GWBL and the applicable GMDB as the “Guaranteed Benefits”.

What is this offer? How does this offer work?

For a limited time, we are offering to increase your contract’s account value in return for terminating your GWBL and your applicable GMDB. If you elect to terminate your GWBL and GMDB, the death benefit under your contract and the amount payable to your beneficiaries would be equal to your contract’s account value, which could be less than your net contributions. Upon termination of the GWBL, the Standard death benefit, as described in your Prospectus, would not be available under your contract.

If you accept this offer, upon termination of your Guaranteed Benefits, the annual Guaranteed Benefit charges will no longer be deducted from your account value. For additional information about the GWBL, the GWBL Enhanced death benefit and the GWBL Standard death benefit, see Appendix I to this supplement. While the charges for the Guaranteed Benefits would cease, you should be aware that the annual percentage rate we charge for separate account expenses would remain the same if you accept this offer. This means that you would continue to pay the same annual percentage rate for separate account expenses as contract owners that have the GWBL Standard death benefit, even though you would no longer have the GWBL Standard death benefit.

For Joint life contracts, if you accept this offer and continue your contract without the GWBL, the Successor Owner will have the same rights as described in your Prospectus. If the older spouse dies first, the death benefit payable to the Successor Owner is the contract’s account value. If the younger spouse dies first, the death benefit payable to the Successor Owner is the contract’s cash value.

An offer and acceptance letter is included with this supplement. You have a limited time period to accept this offer. The offer letter indicates the deadline by which you can accept this offer. You can only accept this offer in its entirety. If we do not receive your acceptance before the offer expires, we will consider you to have rejected this offer.

Why is AXA Equitable making this offer?

We believe that this offer can be mutually beneficial to both us and contract owners who no longer need or want the GWBL and the applicable GMDB. If you accept this offer, you would benefit because you would receive an increase in your contract’s account value and your Guaranteed Benefit charges would cease. We would gain a financial benefit because past market conditions and the ongoing low interest rate environment make continuing to provide these Guaranteed Benefits costly to us. Providing the lump sum payments will be less costly to us than the amounts we are currently setting aside to guarantee the benefits.

You should carefully read this supplement before making your decision regarding this offer. This offer asks you to give up valuable Guaranteed Benefits in return for additional cash in your contract.

How does AXA Equitable determine the offer amount? How much would be added to my contract’s account value?

For the GWBL and the applicable GMDB, we determine the offer amount using standard actuarial calculations for determining contract reserves. The actuarial value takes into account:

—	The owner/annuitant’s life expectancy (based on gender and age);
—	The current and projected contract account value; and
—	The current and projected GWBL and GMDB benefits.

In general, the contract reserve for these types of benefits is the difference between the present value of expected benefit claims less the present value of expected benefit charges.

We calculate the actuarial value of your GWBL and GMDB together. These calculations are determined based on reserves, account value, and benefit bases on the business day prior to the date we receive your acceptance of this offer.

For most contract owners (“Group 1”), the amount of the offer is the greater of: (i) approximately 70% of this actuarial valuation of the GWBL and GMDB reserve; and (ii) two times the GWBL and GMDB fee rates multiplied by the respective benefit base.

If you took an excess withdrawal (cumulative withdrawals in a contract year that exceed a specified limit) in any of the three contract years ending in 2012, or in the partial contract year from your contract anniversary in 2012 through December, 31, 2012, and that excess withdrawal also equaled or exceeded 25% of the contract’s account value as of the contract date anniversary preceding the withdrawal(s), then you are part of Group 2. For Group 2, the offer is the greater of: (i) approximately 25% of the actuarial valuation of the GWBL and GMDB reserve; and (ii) the GWBL and GMDB fee rates multiplied by the respective benefit base.

The offer and acceptance letter included with this supplement indicates the amount of our offer to you as of the date specified in the letter. In general, the larger your contract account value is relative to your benefit base, the smaller your offer amount will be. The offer amount will change each business day because of the factors that we use to determine our reserve for these types of benefits change. For example, in determining your current and projected GWBL and GMDB benefits, we consider a number of factors including your contract’s current account value, your age, your allocation of contract assets among the investment options, and interest rates. As these factors change, the amount of our offer changes. Therefore, the exact amount you receive may be more or less than the offer amount quoted to you in our offer letter and will depend on then current market conditions and any changes in our estimate of your then current and projected contract account value and GWBL and GMDB benefits when we determine the amount to be added to your contract’s account value. In general, as your contract account value increases, the amount of the offer decreases. Similarly, as your contract account value decreases, the amount of the offer increases. For a current offer amount, you can login to your account by visiting www.axa-equitable.com or call us at 1-866-638-0550.

Examples for Group 1

Example 1:

Assume the contract owner is a 75-year old male who elected the GWBL and the GWBL Enhanced death benefit (“GMDB”) at contract issue. Further assume the GWBL/GMDB benefit base is $167,225 and the contract account value is $121,617. The amount of the initial offer as stated in the contract owner’s offer letter is $25,167. Assume the contract owner accepts the offer 30 days later at which time the contract account value has decreased to $97,294. Further assume there are no changes to any other factors that affect the calculation of the offer amount. The amount of the offer would increase to $29,086.

Example 2:

Assume the contract owner is a 75-year old male who elected the GWBL and the GWBL Enhanced death benefit (“GMDB”) at contract issue. Further assume the GWBL/GMDB benefit base is $167,225 and the contract account value is $121,617. The amount of the initial offer as stated in the contract owner’s offer letter is $25,167. Assume the contract owner accepts the offer 30 days later at which time the contract account value has increased to $145,941. Further assume there are no changes to any other factors that affect the calculation of the offer amount. The amount of the offer would decrease to $21,247.

Additional Offer Amount Examples for Group 1:

The following examples assume the contract owner is a 75-year old male.

Contract account value	GWBL/GMDB benefit base	Offer amount
$115,000	$120,000	$5,535
$115,000	$130,000	$8,938
$115,000	$140,000	$13,035
$115,000	$150,000	$17,534
$115,000	$160,000	$22,340
$115,000	$170,000	$27,415
$115,000	$180,000	$32,736
$115,000	$190,000	$38,243
$115,000	$200,000	$43,823
$115,000	$210,000	$49,519
$115,000	$220,000	$55,178
$115,000	$230,000	$60,805
$115,000	$240,000	$66,466
$115,000	$250,000	$72,085
$115,000	$260,000	$77,696
$115,000	$270,000	$83,338
$115,000	$280,000	$88,933
$115,000	$290,000	$94,632
$115,000	$300,000	$100,309

Examples for Group 2

Example 3:

Assume the contract owner is a 70-year old female who elected the GWBL and the GWBL Enhanced death benefit (“GMDB”) at contract issue. Further assume the GWBL/GMDB benefit base is $145,717 and the contract account value is $107,487. The amount of the initial offer as stated in the contract owner’s offer letter is $8,090. Assume the contract owner accepts the offer 30 days later at which time the contract account value has decreased to $85,989. Further assume there are no changes to any other factors that affect the calculation of the offer amount. The amount of the offer would increase to $10,286.

Example 4:

Assume the contract owner is a 70-year old female who elected the GWBL and the GWBL Enhanced death benefit (“GMDB”) at contract issue. Further assume the GWBL/GMDB benefit base is $145,717 and the contract account value is $107,487. The amount of the initial offer as stated in the contract owner’s offer letter is $8,090. Assume the contract owner accepts the offer 30 days later at which time the contract account value has increased to $128,984. Further assume there are no changes to any other factors that affect the calculation of the offer amount. The amount of the offer would decrease to $5,894.

Additional Offer Amount Examples for Group 2:

The following examples assume the contract owner is a 70-year old female.

Contract account value	GWBL/GMDB benefit base	Offer amount
$115,000	$120,000	$3,918
$115,000	$130,000	$5,400
$115,000	$140,000	$7,008
$115,000	$150,000	$8,703
$115,000	$160,000	$10,475
$115,000	$170,000	$12,303
$115,000	$180,000	$14,208
$115,000	$190,000	$16,313
$115,000	$200,000	$18,313
$115,000	$210,000	$20,333
$115,000	$220,000	$22,330
$115,000	$230,000	$24,447
$115,000	$240,000	$26,437
$115,000	$250,000	$28,432
$115,000	$260,000	$30,414

$115,000	$270,000	$32,405
$115,000	$280,000	$34,405
$115,000	$290,000	$36,393
$115,000	$300,000	$38,387

These examples are hypothetical and are the result of a significant number of actuarial calculations using multiple market scenarios and many years of projections. The results are for illustrative purposes and are not intended to represent your particular situation. Your offer amount may be higher or lower than the amounts shown.

How can I evaluate this offer?

You must decide between: (1) keeping your GWBL and applicable GMDB; or (2) terminating your GWBL and applicable GMDB and accepting an increase in your contract’s account value. See Appendix I for a description of the GWBL and applicable GMDBs.

If you do not accept our offer, no amount would be added to your contract’s account value and your GWBL and applicable GMDB would continue in force and applicable fees would continue to be deducted from your account value.

If you accept the offer, your GWBL and applicable GMDB would terminate, and your contract’s account value would be increased. In the future, if a death benefit is payable, the amount payable to your beneficiaries would be equal to your contract’s account value, which could be more or less than your net contributions. For contracts with GWBL, the investment options are limited to the guaranteed interest account, certain dollar cost averaging programs and the following variable investment options: the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio (“permitted variable investment options”). If you accept this offer, your investment would no longer be restricted to the permitted variable investment options and you would be able to invest in all variable investment option available under your Accumulator® contract.

When you purchased your contract you made a determination that the GWBL and GMDB were important to you based on your personal circumstances at that time. When considering this offer, you should consider whether you no longer need or want the GWBL and GMDB, given your personal circumstances today and your future needs. You should also consider your specific contract account values (with and without the offer), your GWBL and GMDB benefit base and the following factors:

—	How long you intend to keep your contract;

—	Whether, given your current state of health, you believe you are likely to live to enjoy the income/withdrawal benefits provided by the GWBL;

—	Whether it is important for you to leave a minimum death benefit from your contract to your beneficiaries;

—	Whether the increased contract account value available through the offer is more important to you than the current value of the GWBL and GMDB;

—

Whether you believe that your contract account value, with the addition provided by the offer, may increase (through market gains) relative to how the GWBL and GMDB benefit base may increase such that the GWBL and GMDB may become less valuable to you over time;

—

Whether you believe that your contract account value, with the addition provided by the offer, may decline (through market losses), stay the same, or increase slowly relative to how the GWBL and GMDB benefit base would have increased such that the value of having the GWBL and GMDB may become more valuable to you and your beneficiaries over time; and

—	Whether your need for income (or withdrawals) from this contract is more than you could withdraw without disproportionately reducing the benefit base.

You should assess your own situation to decide whether to accept the offer. Once terminated, the GWBL and the corresponding GMDB cannot be reinstated. In considering the factors above, and any other factors you believe relevant, you may wish to consult with your beneficiaries, and your financial professional or other advisor. We cannot provide investment advice to you, including how to weigh any relevant factors for your particular situation. We cannot provide any advice regarding future contract account value, including whether investment options under your contract will experience market gains or losses.

How do I accept this offer?

To accept this offer, you may login to your account at www.axa-equitable.com. You may also accept this offer by completing the acceptance form included with this supplement. Please complete, sign and date the acceptance form and return it to us at the following address:

AXA Equitable Life Insurance Company

Retirement Services Solution

500 Plaza Drive, 6th Floor

Secaucus, NJ 07094

Or you may fax the acceptance form to us at 1-816-701-4960.

If you accept this offer, the amount we add to your contract’s account value will be determined and added on the business day we receive your acceptance in good order. The amount will be allocated according to your current investment allocation instructions on file with us. If there are any policy transactions on the day we receive your acceptance or we receive your acceptance on the first day of your contract year, the amount we add to your contract’s account value will be determined and added on the next business day. Note: For most contract owners, the offer amount will be less than the difference between the projected GWBL/GMDB benefit base and the contract’s account value. However, if the actuarial calculation of the offer amount is less than the minimum offer amount (i.e. one or two times the GWBL and GMDB fee rates multiplied by the respective benefit base), the offer amount may be greater than the difference between the projected GWBL/GMDB benefit base and the contract’s account value. This is more likely to occur if the difference between the GWBL/GMDB benefit base and the account value is small relative to the fees paid for the GWBL and GMDB.

What are my options after I accept this offer?

If you accept this offer you may choose to remain invested in your contract, or if you do not want to remain invested in your contract without the GWBL and GMDB, you may: (i) terminate your contract and receive the account value which includes the amount we add to your contract; (ii) transfer all or part of your contract’s account value to another investment product; (iii) exchange your contract for another annuity contract issued by an insurance company of your choice; or (iv) exchange your contract for a Structured Capital StrategiesSM Series C or Series ADV variable and index-linked deferred annuity contract, or an Investment Edge Select or Series ADV variable annuity contract issued by us (together “New Contracts”). (See Appendix II to this supplement for a comparison of some of the important features of your current contract and the New Contracts.) If you are considering exchanging your current contract for a New Contract and would like a copy of a prospectus, contact your financial professional. We cannot recommend a course of action for you. Your financial professional will be able to explain the features of the New Contract, and provide you with the proper forms and application necessary to complete the transaction. New Contracts can only be purchased through a broker-dealer and are not available in all states or through all broker-dealer firms. For more information about the availability of those contracts, contact your financial professional. The information in this supplement is not complete and may be changed.

If you accept this offer, a withdrawal charge will not apply to any withdrawal or exchange made no later than 30 days after the expiration date shown in your offer letter. Amounts withdrawn during this period will be considered withdrawals of contributions for purpose of calculating any applicable withdrawal charges after this period.

Please note that we are unable to waive the withdrawal charge on the date we receive your request for a partial withdrawal if your withdrawal request is received on the same business day we receive your acceptance of this offer. If we receive your request for a partial withdrawal on the same business day we receive your acceptance of this offer, in order to waive the withdrawal charge, you agree that we will process your request for a partial withdrawal on the next business day following the business day we receive your acceptance.

Would accepting this offer impact my automatic payment plans?

If you are enrolled in the Maximum or Customized payment plan, your enrollment would terminate and these programs would no longer be available under your contract. If you are enrolled in the dollar-for-dollar withdrawal service, your enrollment would terminate if you accept this offer. Systematic withdrawals and payments under the automatic required minimum distribution service would not be affected if you accept this offer. If you wish to re-enroll in available automated withdrawal services, call us at 1-800-789-7771.

More information about this offer

If you accept this offer, you will receive an endorsement to your contract that terminates your GWBL and replaces your GMDB with the return of account value death benefit.

You will not incur any fees or charges as a result of accepting this offer. All expenses we incur in connection with this offer, including legal, accounting and other fees and expenses, will be paid by us and have no effect on your contract regardless of whether or not you accept this offer.

You will not be subject to any current tax consequences if you accept this offer. The amount added to your contract will be treated like earnings for income tax purposes. The tax rules for withdrawals from and surrenders of the contract continue to apply. For additional information, see “Tax information” in your Prospectus.

The amount we add to your contract’s account value is not subject to any credit enhancements that may apply to your contract. Therefore, you will not receive any credit enhancements if you accept this offer.

A withdrawal charge will not apply to the amount we add to your contract’s account value. However, if you take a withdrawal more than 30 days after the expiration date shown in your offer letter, a withdrawal charge may apply to your contributions depending on how long each contribution has been invested in your contract. For example, a withdrawal charge may apply if: (i) you make one or more withdrawals during the contract year that, in total, exceed the 10% free withdrawal amount; or (ii) you surrender your contract to receive its cash value or apply your cash value to a non-life contingent payout option. For additional information, see “Withdrawal charge” in “Charges and expenses” in your Prospectus.

Although we do not directly compensate your financial professional based on your acceptance of this offer, he or she may receive payments that may provide an incentive in recommending whether or not you should accept this offer. For example, if your account value increases and you choose to remain invested in your contract, the total dollar amount of any ongoing annual compensation to your financial professional and/or his or her firm may increase. Or, if you exchange this contract for another variable annuity or other investment product, your financial professional may receive compensation upon completion of that purchase. You should contact your financial professional for information about the compensation he or she receives. For additional information about compensation paid to your financial professional, see “Distribution of the contracts” in “More information” in your Prospectus.

This offer may not be available in all states. We may suspend or terminate this offer at any time. In the future, we may make additional offers in connection with these Guaranteed Benefits on different and/or more or less favorable terms.

Appendix I

Guaranteed withdrawal benefit for life (‘‘GWBL’’), GWBL Enhanced death benefit and GWBL

Standard death benefit Information

For an additional charge, the Guaranteed withdrawal benefit for life (‘‘GWBL’’) guarantees that you can take withdrawals up to a maximum amount per year (your ‘‘Guaranteed annual withdrawal amount’’). You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit. See ‘‘Accessing your money’’ in your Prospectus.

Your investment options under the GWBL are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator® and Accumulator® EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator® PlusSM and Accumulator® SelectSM contracts) and the permitted variable investment options. The permitted variable investment options are the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio.

GWBL benefit base

Your GWBL benefit base is equal to your initial contribution and increases or decreases, as follows:

—	Your GWBL benefit base increases by any subsequent contributions.

—	Your GWBL benefit base may be increased on each contract date anniversary, as described in ‘‘Annual Ratchet’’ and ‘‘Deferral bonus’’ below.

—	If available under your contract, your GWBL benefit base may be increased as described in “200% Initial GWBL benefit base guarantee” below.

—	Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount (‘‘Excess withdrawal’’). See ‘‘Effect of Excess withdrawals’’ below.

Guaranteed annual withdrawal amount

Your initial Guaranteed annual withdrawal amount is equal to a percentage of the GWBL benefit base. The initial applicable percentage (‘‘Applicable percentage’’) is based on the owner’s age at the time of the first withdrawal. If your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. Please refer to “Guaranteed annual withdrawal amount” in your Prospectus for details regarding the Applicable percentages available under you contract.

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any subsequent contribution or Excess withdrawal. The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

Effect of Excess withdrawals

An Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals. An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount. See ‘‘Effects of Excess Withdrawals” in your Prospectus for more detail.

Annual Ratchet

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. If your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. Your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

If your GWBL benefit base ratchets, we will increase the charge for the benefit to the maximum charge permitted under the contract. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see ‘‘Guaranteed withdrawal benefit for life benefit charge’’ in ‘‘Charges and expenses’’ in your Prospectus.

Deferral bonus

Note: the deferral bonus available under your contract was either 5% or 7%. The deferral bonus period under your contract may have only been available for the first 10 contract years. Your contract and Prospectus will identify the deferral percentage and deferral bonus period available with your GWBL. Please see “Deferral bonus” in your Prospectus.

In each year you have not taken a withdrawal, you may be eligible for an increase to your GWBL benefit base by an amount equal to certain percentage of your total contributions (“deferral bonus”). If the Annual Ratchet occurs on any contract date anniversary, for the next and subsequent contract years, the deferral bonus will be a specified percentage of the most recent ratcheted GWBL benefit base plus any subsequent contributions. If the GWBL benefit base is reduced due to an Excess withdrawal, the deferral bonus will be calculated using the reset GWBL benefit base plus any applicable contributions. The deferral bonus generally excludes contributions made in the prior 12 months.

On any contract date anniversary on which you are eligible for a deferral bonus, we will calculate the applicable bonus amount. If, when added to the current GWBL benefit base, the amount is greater than your account value, that amount will become your new GWBL benefit base. If that amount is less than or equal to your account value, your GWBL benefit base will be ratcheted to equal your account value, and the deferral bonus will not apply. If you opt out of the Annual Ratchet, the deferral bonus will still apply.

200% Initial GWBL Benefit base guarantee (available to certain Accumulator® contract owners)

For certain contracts, if you have not taken a withdrawal from the contract before the later of (i) the tenth contract date anniversary, or (ii) the contract date anniversary following the owner’s (or younger joint life’s) attained age 70, the GWBL Benefit base will be increased to equal 200% of contributions made to the contract during the first 90 days, plus 100% of any subsequent contributions received after the first 90 days. There will be no increase if your GWBL benefit base already exceeds this initial GWBL Benefit base guarantee. This is the only time that this special increase to the GWBL Benefit base is available.

However, you will continue to be eligible for the deferral bonuses following this one-time increase.

Subsequent contributions

Subsequent contributions are not permitted after the later of: (i) the end of the first contract year and (ii) the date the first withdrawal is taken.

Anytime you make an additional contribution, your GWBL benefit base will be increased by the amount of the contribution. Your Guaranteed annual withdrawal amount will be equal to the Applicable percentage of the increased GWBL benefit base.

GWBL Guaranteed minimum death benefit

When you elected the GWBL you also elected one of the available Guaranteed minimum death benefits: (i) the GWBL Standard death benefit or (ii) the GWBL Enhanced death benefit.

The GWBL Standard death benefit is equal to the GWBL Standard death benefit base. The GWBL Standard death benefit base is equal to your initial contribution and any additional contributions less a deduction that reflects any withdrawals you make.

The GWBL Enhanced death benefit is equal to the GWBL Enhanced death benefit base.

Your initial GWBL Enhanced death benefit base is equal to your initial contribution and will increase or decrease, as follows:

•	Your GWBL Enhanced death benefit base increases by any subsequent contribution;

•	Your GWBL Enhanced death benefit base may be increased on each contract date anniversary, as described in ‘‘Annual Ratchet’’ and ‘‘Deferral bonus’’ above.

•	If available under your contract, your GWBL Enhanced death benefit base may be increased as described in “200% Initial GWBL benefit base guarantee” above.

•	Your GWBL Enhanced death benefit base decreases by an amount which reflects any withdrawals you make.

The death benefit is equal to your account value (without adjustment for any otherwise applicable market value adjustment but adjusted for any pro rata optional benefit charges) as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment or the applicable GWBL Guaranteed minimum death benefit on the date of the owner’s death (adjusted for any subsequent withdrawals and associated withdrawal charges, if applicable), whichever provides a higher amount.

Appendix II

Exchange Offer Program

If you are considering purchasing a New Contract you should contact your financial professional, who will be able to explain the features of the New Contract, and provide you with the proper forms and application necessary to complete the transaction. New Contracts can only be purchased through a broker-dealer and are not available in all states or through all broker-dealer firms.

AXA Equitable will permit owners of the contracts included in this Guaranteed Withdrawal Benefit for Life offer to exchange their existing contract at net asset value for a New Contract. This exchange offer program is available if: (i) you accept our Guaranteed Withdrawal Benefit for Life offer and exchange your existing contract for a New Contract no later than 30 days after the expiration date shown in your offer letter; or (ii) your existing contract is not subject to the withdrawal charge. If you are considering exchanging your current contract for a New Contract and would like a copy of the prospectus for the New Contract, contact your financial professional.

Under this exchange offer program, the surrender of your existing contract will not trigger a withdrawal charge. The account value attributable to your existing contract would not be subject to any withdrawal charge under the New Contract (but would be subject to all other charges and fees under the New Contract). You should carefully consider whether an exchange is appropriate for you by comparing the features and benefits provided by your existing contract to the benefits and features provided by the New Contracts and other investment products. You should also compare the fees and charges of your existing contract to the fees and charges of the New Contract, which may be higher than the fees and charges under your existing contract and other investment products available to you.

The chart set out below provides a summary comparison of some of the important features of your existing contract and the New Contracts. You should not rely solely on this chart in examining the differences between your existing contract and the New Contracts. There may be other differences important for you to consider prior to purchasing a New Contract. You should read your Prospectus and other information related to your existing contract prior to requesting an exchange to a New Contract. Please note, this chart does not create or modify any existing rights or benefits, all of which are only established by your existing contract.

Comparison of your existing contract and the New Contracts

Existing Contract
	Existing contract prior to accepting this offer	Existing contract after accepting this offer	SCS Series C Contract	SCS Series ADV Contract	Investment Edge Select	Investment Edge Series ADV
Annual Administrative Charge[1]	$0 - $30	$0 - $30	None.	None.	$50[2]	$50[2]
Total Separate Account Annual Expenses	1.30% - 1.70%	1.30% - 1.70%	1.65%	0.65%	1.25%	0.30%
Maximum withdrawal charge	0% - 8%	0% - 8%	N/A	N/A	N/A	N/A
Guaranteed Withdrawal Benefit for Life charge	0.65% - 0.95%	N/A	N/A	N/A	N/A	N/A
Guaranteed Minimum Death Benefit charge	0% - 0.30%	N/A	N/A	N/A	N/A	N/A
GWBL Standard Death Benefit	The greater of: (i) your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, and all information and forms	Your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, and all information and forms necessary to effect	Your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, and all information and forms necessary to effect	Your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, and all information and forms necessary to effect	Your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, and all information and forms necessary to	Your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, and all information and forms necessary to

1 The charge, if applicable, is $30 for each contract year. If the contract is surrendered or annuitized, or a death benefit is surrendered or annuitized, or a death benefit is paid on any date other than a contract anniversary, we will deduct a pro rata portion of the annual administrative charge for that year.

2 We will deduct this charge on any contract date anniversary following the first contract date anniversary (or, for NQ contracts where Income Edge has been elected, the first Income Edge Anniversary Date) if, you were not enrolled in electronic delivery for the entirety of the preceding contract year (or, for NQ contracts where Income Edge has been elected, the preceding Annual Payout Period). If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year. Otherwise, we will deduct the full charge.

	necessary to effect payment; and (ii) your total contributions, adjusted for withdrawals (and any associated withdrawal charges, if applicable).	payment.	payment.	payment.	effect payment.	effect payment.
Variable Investment Options	6 Class B and IB	60 Class B and IB	3 Class IB	3 Class IB	124	124
Structured Investment Options[3]	N/A	N/A	16	16	N/A	N/A
Lifetime minimum guaranteed interest rate in the guaranteed interest option	1%-3%	1%-3%	N/A	N/A	N/A	N/A
Fixed Maturity Options[4]	Yes	Yes	No	No	No	No

3 The Structured Investment Option permits you to invest in one or more Segments, each of which provides performance tied to the performance of an index such as the S&P 500 Price Return Index (the “Index”), for a set period of time. The Structured Investment Option does not involve an investment in any underlying portfolio. Instead, it is an obligation of AXA Equitable. Unlike an index fund, the Structured Investment Option provides a return at maturity designed to provide protection against certain decreases in the Index in exchange for a limitation on participation in certain increases in the Index. The extent of the downside protection at maturity ranges from the first 10%, 20%, or 30% of loss. This means that you could lose up to 70% of your principal with a -30% Segment Buffer, up to 80% of your principal with a -20% Segment Buffer and up to 90% of your principal with a -10% Segment Buffer. See the SCS Prospectus for more information.

4 Fixed Maturity Options offer a fixed rate of interest if held to maturity. Fixed Maturity Options generally have maturity dates that range from one to ten years. Withdrawals or transfers from a Fixed Maturity Option prior to maturity may be subject to a market value adjustment, which may increase or decrease the account value. See “fixed maturity options” in your Prospectus for more information. This feature is not available in all contracts or in all states.